EXHIBIT 21





           SUBSIDIARIES OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

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SUBSIDIARY                                                                 JURISDICTION OF INCORPORATION OR
                                                                           ORGANIZATION

Alta Health & Life Insurance Company                                       Indiana
AH&L Agency, Inc.                                                          New York
Benefits Communication Corporation   (1)                                   Delaware
BenefitsCorp Equities, Inc.                                                Delaware
Deferred Compensation of Michigan, Inc.                                    Michigan
Financial Administrative Services Corporation  (2)                         Colorado
First Great-West Life & Annuity Insurance Company                          New York
Great-West Benefit Services, Inc.                                          Delaware
Great-West Realty Investments, Inc.                                        Delaware
Greenwood Investments, Inc.                                                Colorado
Greenwood Property Corporation                                             Colorado
GW Capital Management, LLC                                                 Colorado
GWL Properties, Inc.                                                       Colorado
Maxim Series Fund, Inc.                                                    Maryland
National Plan Coordinators of Delaware, Inc.                               Delaware
National Plan Coordinators of Ohio, Inc.                                   Ohio
National Plan Coordinators of Washington, Inc.                             Washington
NPC Administrative Services Corporation                                    Delaware
NPC Securities, Inc.                                                       California
One Corporation                                                            Colorado
One Health Plan, Inc.                                                      Vermont
One Health Plan of Alaska, Inc.                                            Alaska
One Health Plan of Arizona, Inc.                                           Arizona
One Health Plan of California, Inc.                                        California
One Health Plan of Colorado, Inc.                                          Colorado
One Health Plan of Florida, Inc.                                           Florida
One Health Plan of Georgia, Inc.                                           Georgia
One Health Plan of Illinois, Inc.                                          Illinois
One Health Plan of Indiana, Inc.                                           Indiana
One Health Plan of Maine, Inc.                                             Maine
One Health Plan of Massachusetts, Inc.                                     Massachusetts
One Health Plan of Nevada, Inc.                                            Nevada
One Health Plan of New Hampshire, Inc.                                     New Hampshire
One Health Plan of New Jersey, Inc.                                        New Jersey
One Health Plan of North Carolina, Inc.                                    North Carolina
One Health Plan of Ohio, Inc.                                              Ohio
One Health Plan of Oregon, Inc.                                            Oregon
One Health Plan of South Carolina, Inc.                                    South Carolina
One Health Plan of Tennessee, Inc.                                         Tennessee
One Health Plan of Texas, Inc.                                             Texas
One Health Plan of Washington, Inc.                                        Washington
One Health Plan of Wyoming, Inc.                                           Wyoming
One of Arizona, Inc.                                                       Arizona
One Orchard Equities, Inc.                                                 Colorado
Orchard Capital Management, LLC                                            Colorado
Orchard Series Fund                                                        Delaware
Orchard Trust Company                                                      Colorado
P.C. Enrollment Services & Insurance Brokerage, Inc.                       Massachusetts
Renco, Inc.                                                                Delaware

(1)      Also doing business as Benefits Insurance Services, Inc.
(2)      Also doing business as Financial Administrative Services Corporation of Colorado.
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